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                                                                    EXHIBIT 99.1


THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR ANY OF SUCH SECURITIES MAY BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS THEREFROM. THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT, AND NO SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.


                                   WARRANT NO. 99A-1

                                   Warrant to Purchase 2,002,128 Shares
                                   (subject to adjustment) of Common Stock of Harken Energy Corporation


Void after 5:00 p.m.
Houston, Texas
August 19, 2001


                            HARKEN ENERGY CORPORATION

                             STOCK PURCHASE WARRANT

         THIS IS TO CERTIFY THAT, for value received, XP HOLDINGS, LLC, whose address is % The Beacon Group, Atten: Robert P. Semmens, 399 Park Avenue, New York, NY 10022, or its assigns (the "Holder"), upon due exercise of this Warrant, is entitled to purchase from Harken Energy Corporation, a Delaware corporation (the "Company"), at any time and through and including 5:00 p.m., Houston, Texas local time, on February 19, 2001 (the "Expiration Date") 2,002,128 shares (the "Shares") of fully paid and non-assessable common stock, par value $.01 per share (the "Common Stock"), of the Company, at an exercise price of $2.50 per share (the "Exercise Price") or in a cashless exchange for a reduced number of shares (the "Net Issuable Exchange") as provided below; provided that if no twenty (20) consecutive trading day period exists prior to the Expiration Date where the average closing price of the Common Stock during such period is greater than the Exercise Price then in effect, then the Expiration Date will be extended to February 19, 2002. Both the Exercise Price and number of Shares are subject to possible adjustment as provided below.



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         This Warrant is subject to the following terms, provisions and conditions:

         1. Exercise of Warrant.

         (a) Subject to subsection 1(b) below, the Holder may exercise this Warrant in whole at any time through the Expiration Date or in part from time to time through the Expiration Date, but only in such multiples as are required to permit the issuance by the Company of one or more full shares of Common Stock, by surrender of this Warrant with the Form of Subscription attached hereto duly executed, to the Company no later than 5:00 P.M., Houston, Texas local time on the Expiration Date, together with the payment of the Exercise Price for each of the Shares for which the Warrant is exercised. Payment for the Shares to be purchased upon exercise of this Warrant may be made by wire transfer of Fed Funds or by the delivery of a certified or cashier's check payable to the Company for the aggregate Exercise Price of the Shares purchased; provided, however, that at the Holder's option, payment of the Exercise Price may be made by a Net Issuable Exchange pursuant to Section 11. In case of the exercise of this Warrant in part prior to the Expiration Date, the Company will deliver to the Holder a new Warrant of like tenor in the name of the Holder evidencing the right to purchase the number of shares as to which this Warrant has not been exercised.

         (b) The Warrant may not be exercised by the Holder unless, at the time of exercise, (i) there is either (A) a registration statement or prospectus covering the Common Stock, that is effective under (1) the Act, and (2) the securities laws of the state of the address of record of such Holder, or (B) an exemption available from registration for the Warrant exercise and issuance of Common Stock in the opinion of counsel reasonably satisfactory to the Company provided by the Holder to the Company, and (ii) such exercise and issuance would otherwise be in compliance with applicable law in the opinion of such counsel provided to the Company. The Warrant may not be, directly or indirectly, transferred to, or exercised by, any person in any state where such transfer or exercise would violate any law, including securities laws, of such state. Legends as required by applicable federal and state laws may be placed on the certificates representing the Shares. The Holder and the Company agree to execute such documents and instruments as counsel for the Company reasonably deems necessary to effect compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws.

         (c) The exercise of the Warrant will be deemed to have been effected at 5:00 P.M., Houston, Texas local time on the day the Holder complies with the terms of subsection 1(a) above.

         2. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

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         (a) Shares to be Fully Paid. All Shares will, upon issuance, be legally and validly issued, fully paid, and non-assessable and free from preemptive rights, all taxes, liens, and charges with respect to the issue thereof.

         (b) Reservation of Shares. During the period within which this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         (c) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, (i) the Company will not increase the par value of the shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock so receivable, the Company will take all such corporate action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Exercise Price upon the exercise of this Warrant.

         (d) Listing. If the issuance of any Shares required to be reserved for purposes of exercise of this Warrant requires listing on any national securities exchange, before such Shares may be issued upon exercise of this Warrant, the Company will, at its expense, use its commercially reasonable efforts to cause such Shares to be duly approved, or listed on the relevant national securities exchange, as the case may be, at such time, so that such Shares may be issued in accordance with the terms hereof.

         (e) Available Information. The Company will comply with the reporting requirements of Sections 13 and 15(d) of the Securities Act of 1934, as amended. The Company covenants that if it is not required to file such reports, it will, upon the request of the Holder, make publicly available such information, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell the shares underlying the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the request of Holder, the Company will deliver to Holder a written statement that it has complied with such requirements.


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         (f) The Company shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issue and delivery of stock certificates issued pursuant to this Warrant, except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes which shall be payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the notice of exercise mentioned above.

         3. Stock Dividends Reclassifications, Reorganization, Anti-Dilution Provisions, Etc.

This Warrant is subject to the following further provisions:

         (a) Stock Dividends and Stock Splits. In case, after the Closing Date and prior to the expiration of this Warrant by exercise or by its terms, the Company issues any shares of its Common Stock as a stock dividend or distribution or divides the number of shares of Common Stock, then, in either of such cases, the Exercise Price per share of the Shares purchasable pursuant to this Warrant in effect at the time of such action will be proportionately reduced and the number of the Shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall combine such shares of its Common Stock into a smaller number of shares, then, and in such event, the Exercise Price per share of the Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased.

         (b) Certain Corporate Events. In case, after the Closing Date and prior to the expiration of this Warrant by exercise or by its terms, (i) the Company is recapitalized by reclassifying its outstanding Common Stock into stock with a different par value or by changing its outstanding Common Stock with par value to stock without par value, (ii) the Company or a successor entity consolidates or merges with or conveys all or substantially all of its or of any successor entity's property and assets to one or more, or any combination of, corporations, partnerships, limited liability companies, joint ventures or other entities (any such entity being included within the meaning of the term "successor entity" in the event of any consolidation or merger of any such entity with, or the sale of all or substantially all of the property of any such entity to, another entity or entities), or (iii) the Company or a successor entity dissolves, liquidates, or winds up its affairs, the Holder of this Warrant will thereafter receive, upon the terms and conditions and during the time specified in this Warrant, in lieu of the Shares theretofore purchasable upon the exercise of this Warrant, the kind and amount of shares of stock, other securities and or assets receivable upon such recapitalization or consolidation, merger, conveyance, dissolution, liquidation, or winding up by the Holder of the number of shares of Common Stock which the Holder of this Warrant might have purchased, immediately prior to such recapitalization or consolidation, merger, conveyance, dissolution, liquidation, or winding up after deduction or payment of the appropriate Exercise Price.


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         (c) Issuance of Additional Shares of Common Stock. If the Company
issues or sells any Common Stock without consideration or for consideration per share less than the Market Price (as defined below) of the Common Stock on the last trading day immediately preceding such issuance, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be adjusted to that price determined by multiplying the per share Exercise Price in effect immediately prior to such issuance or sale, by a fraction, (1) the numerator of which shall be (x) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (y) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued or sold would purchase at the then effective per share Market Price, on the last trading day immediately preceding such issuance or sale and (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (i) the product of (a) the number of shares issuable upon the exercise of this Warrant before such adjustment, and (b) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by
(ii) the new Exercise Price determined in accordance with the immediately preceding sentence.

         (d) Issuance of Warrants or Other Rights, Convertible Securities. If the Company issues any options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) or (b) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable) and the exercise or conversion price of such options, warrants, other rights or convertible or exchangeable securities is below the Market Price, then the per share Warrant Price shall be adjusted in the manner provided in Section 3(c) on the basis that:

         (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued upon the earlier of (A) the date on which the Company shall enter into a firm contract or commitment for the issuance of such options, warrants or other rights and (B) the actual time such options, warrants or rights are issued, and for a consideration equal to the consideration, if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby; and

         (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire


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

                  such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued upon the earlier of (A) the date on which the Company shall enter into a firm contract or commitment for the issuance of such convertible or exchangeable securities, or upon the options, warrants or rights to purchase such convertible or exchangeable securities and (B) the actual time such securities were issued or such options, warrants or rights were issued, and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

provided, however that no further adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant will be made for the actual issuance of Common Stock upon the exercise of an option, warrant or other right to acquire Common Stock pursuant to its terms or upon the conversion or exchange of a convertible or exchangeable security pursuant to its terms for which prior adjustment has been made; except that in the case of any subsequent change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange (but excluding changes resulting from the anti-dilution provisions thereof to the extent comparable to the anti-dilution provisions contained herein) the Exercise Price and the number of Shares issuable upon exercise of this Warrant as then in effect shall be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

         (e) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock
(i) of shares of any class other than its Common Stock or (ii) of evidence of indebtedness of the Company or any subsidiary or (iii) of assets (excluding ordinary cash dividends; and dividends or distributions referred to in Section 3(a)), or (iv) of rights or warrants (excluding those referred to in Section 3(d)), in each such case the Exercise Price in effect immediately prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per share on such record date, less (2) the fair market value (as reasonably determined by the Company's board of directors) of such shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock

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outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (i) the product of (a) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (b) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (ii) the new Exercise Price determined in accordance with the immediately preceding sentence.

         (f) Certain Repurchases of Common Stock. In case the Company effects a pro rata repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such pro rata repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such pro rata repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its affiliates of the intent to effect such pro rata repurchase, minus (ii) the aggregate purchase price of the pro rata repurchase, and of which the denominator shall be the product of
(i) the number of shares of Common Stock outstanding immediately prior to such pro rata repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common stock on the trading day immediately preceding the first public announcement of such pro rata repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of its Warrant shall be increased to the number obtained by dividing (i) the product of (a) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (b) the Exercise Price in effect immediately prior to the pro rata repurchase giving rise to this adjustment by (ii) the new Exercise Price determined in accordance with the immediately preceding sentence.

         (g) Notwithstanding anything to the contrary herein, this Section 3 shall not apply to (i) any securities exercisable, convertible or exchangeable for Common Stock or any agreements to issue any of the foregoing that are currently outstanding prior to the date hereof, (ii) any issuance of Common Stock upon the exercise, conversion or exchange of any securities if the issuance of such security did not trigger an adjustment pursuant to this Section 3, or (iii) any issuance of Common Stock or any other securities exercisable, convertible or exchangeable therefor, if issued for consideration in whole or in part other than cash, where such consideration is deemed in good faith by the Board of Directors of Harken to be equal to the fair market value of the securities issued therefor.

         (h) For purposes of this Warrant, the "Market Price" of a share of the Common Stock as of a particular date shall mean, if the Common Stock is traded on a securities exchange or on the Nasdaq National Market or Nasdaq SmallCap Market, the closing price of the Common Stock on such exchange or on the Nasdaq National Market or Nasdaq SmallCap Market for the date in question. If at any time the Common Stock is not traded on an exchange or on the Nasdaq National Market or Nasdaq SmallCap Market or otherwise traded in the over-the-counter market, the Market Price shall be deemed to be the higher of (i) the book value thereof as


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determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of a date that is within 20 days of the date as of which the determination is to be made, or (ii) the fair market values thereof determined in good faith by any firm of independent public accountants or a nationally recognized independent investment banking firm selected by the Board of Directors of the Company.

         (i) Computation of Adjustments. Upon the occurrence of each event requiring an adjustment of the Exercise Price and/or of the number of Shares purchasable pursuant to this Warrant in accordance with, and as required by, the terms of this Section 3, the Company shall compute, or if requested by the Holder shall forthwith employ a firm of certified public accountants (who may be the regular accountants for the Company) who shall compute, the adjusted Exercise Price and the adjusted number of Shares purchasable at such adjusted Exercise Price by reason of such event in accordance with the provisions of this
Section 3 and shall prepare a certificate setting forth such adjusted Exercise Price and the adjusted number of Shares and showing in detail the facts upon which such conclusions are based, including a statement of the consideration received or to be received by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold and of the number of shares of Common Stock outstanding or deemed to be outstanding. All such calculations shall be to the nearest ten-thousandths and any adjusted Exercise Price shall be rounded to the nearest cent and any adjusted number of shares shall be rounded to the nearest whole share. The Company shall mail forthwith to the Holder of this Warrant a copy of such certificate, and thereafter said certificate shall be conclusive and shall be binding upon such Holder unless contested by such Holder by written notice to the Company within 10 days after receipt of the certificate by such Holder.

         (j)      In case:

         (i) of any classification, reclassification, or other reorganization of the capital stock of the Company, consolidation, or merger of the Company with or into another entity where the Company is not the surviving entity, or conveyance of all or substantially all of the assets of the Company;

         (ii) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

         (iii) of a proposal by the Company to take any action of the type described in this Section 3 (but only if the action of the type described in this Section 3 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant),


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

the Company shall give notice to the Holder, in the manner which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action then, and in any such case, the Company shall mail to the Holder of this Warrant a brief statement of the event giving rise to such effect and a description thereof.

         4. Non-transferability. Except to an Accredited Investor or Qualified Institutional Buyer, as defined in the Securities Act, and in compliance with all applicable federal and state securities laws, this Warrant and any shares issued upon exercise thereof may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation, or other encumbrance of this Warrant and any shares issued upon exercise thereof contrary to the provisions hereof, and any execution, attachment, or similar process upon this Warrant, will be null, void, and of no effect.

         5. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder hereof to any voting rights or other rights whatsoever as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase the Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         6. Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion and provided that an affidavit of the Holder shall be deemed to be satisfactory evidence) of the ownership of and the loss, theft, destruction, or mutilation of this Warrant and (in the case of loss, theft, or destruction) of an indemnity from the Holder satisfactory to the Company (in the exercise of its reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company, at the Company's expense, will execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

         7. Register. The Company shall maintain, at its principal office located at 16285 Park Ten Place, Suite 600, Houston, Texas 77084 (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant


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

has been issued, as well as the name and address of each transferee as may be permitted under the terms of this Warrant and each prior owner of this Warrant.

         8. Exercise or Transfer Without Registration. Anything in this Warrant to the contrary notwithstanding if, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant shall not be registered under the Act and under applicable state securities laws, the Company may require, as a condition of allowing such exercise, or exchange, that (i) the Holder of this Warrant, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, or exchange may be made without registration under said Act and under applicable state securities laws and (ii) the Holder execute and deliver to the Company an investment letter in form and substance acceptable to the Company. The Holder of this Warrant, by taking and holding the same, hereby represents to the Company that such Holder is an "accredited investor" as defined under the Act and is acquiring this Warrant for investment and not with a view to the distribution thereof.

         9. Notices. All notices requests and other communications required or permitted to be given or delivered hereunder to the Holder of this Warrant or to the Holder of shares acquired upon exercise of this Warrant shall be in writing, and shall be personally delivered or shall be sent by first class mail, certified or registered mail, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered (including courier or express service), or shall be sent by first class mail, certified or registered mail, postage prepaid and addressed, to the office of the Company at 16285 Park Ten Place, Suite 600, Houston, Texas 77084, Attention: Corporate Secretary, or at such other address as shall have been furnished to the Holder of this Warrant or to the Holder of shares acquired upon exercise of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by telegram, facsimile or telex, but shall in such case be subsequently confirmed by a writing personally delivered or sent by first class mail or by certified or registered mail as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram, facsimile or telex) the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed, at the completion of the third full business day following the time of such mailing thereof to such address, as the case may be.

         10. Governing Law. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         11. Net Issuable Exchange.


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

         (a) In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right (the "Conversion Right") to convert this Warrant or any portion thereof into shares of Common Stock as provided in this Section 11 at any time or from time to time prior to the Expiration Date. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder, without payment by the Holder of any exercise price or any cash or consideration other than the surrender of the right to exercise this Warrant as to the Converted Warrant Shares, a number of shares of Common Stock determined by multiplying the number of Converted Warrant Shares by the following:

                              FMV - Exercise Price
                         ---------------------------------
                                       FMV

         FMV shall be determined using the Market Price as of the Conversion Date and Exercise Price shall be determined as of the close of business on the Conversion Date (as defined below).

         (b) The Conversion Right may be exercised by the Holder by surrendering this Warrant Certificate at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in subsection (a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant Certificate together with the aforesaid written statement or on such later date as is specified therein (the "Conversion Date"), but not later than the Expiration Date. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right and, in the case of a partial exercise, a new warrant certificate evidencing the shares remaining subject to this Warrant shall be issued as of the Conversion Date and shall be delivered to the Holder within 15 days following the Conversion Date.

         12. Optional Redemption. Notwithstanding anything to the contrary herein, within five (5) business days after the exercise of this Warrant by the holder in accordance with Section 1 above, the Company shall have the right to deliver to the holder in full satisfaction of all of its obligations pursuant to the Warrant, cash, in an amount equal to the product of the Market Price on the day of exercise and number of the Shares which would otherwise be delivered pursuant to such exercise.

         13. Miscellaneous.

         (a) Amendments. This Warrant or any provision hereof may not be changed, waived, or discharged, or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.

         (b) Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

         (d) Limitation of Liability. In no event shall any direct or indirect member, stockholder, officer, director, partner or other representative of Holder or any of its affiliates be personally liable for any obligation of Holder under this Agreement. In no event shall recourse with respect to the obligations under this Agreement of Holder be had to the assets or business of any person other than Holder.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on this 19th day of August, 1999.


                                         HARKEN ENERGY CORPORATION


                                         By:
                                            -----------------------------------
         [Seal]                          Name:  Larry E. Cummings
                                         Title:  Vice President and Secretary

                              FORM OF SUBSCRIPTION



                                                       Dated:          ,    .
                                                              ---------  ---


To:
   --------------------------------------

         The undersigned, pursuant to the provisions set forth in the within Warrant Number ________ hereby agrees to purchase ______ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of $_______________. Please issue a certificate of certificates for such shares of Common Stock in the following name:


                           Name:
                                --------------------------------------------

                           Address:
                                   -----------------------------------------

                                   -----------------------------------------

                           Signature:
                                     ---------------------------------------
                           Title of Signing Officer of Agent (if any):


         Note: The above signature should correspond exactly with the name on the face of the within Warrant or with the name of the assignee appearing in the assignment form.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said Holder covering the balance of the shares purchasable thereunder.

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR ANY OF SUCH SECURITIES MAY BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS THEREFROM. THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT, AND NO SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.


                                   WARRANT NO. 99A-2

                                   Warrant to Purchase 333,938 Shares
                                   (subject to adjustment) of Common Stock of Harken Energy Corporation


Void after 5:00 p.m.
Houston, Texas
August 19, 2001



                            HARKEN ENERGY CORPORATION

                             STOCK PURCHASE WARRANT


         THIS IS TO CERTIFY THAT, for value received, XPLOR SHI, LLC, whose address is % Trust Company of the West, Atten: Arthur Carlson, 865 S. Figueroa St., Suite 1800, Los Angeles, CA 90017, or its assigns (the "Holder"), upon due exercise of this Warrant, is entitled to purchase from Harken Energy Corporation, a Delaware corporation (the "Company"), at any time and through and including 5:00 p.m., Houston, Texas local time, on February 19, 2001 (the "Expiration Date") 333,938 shares (the "Shares") of fully paid and non-assessable common stock, par value $.01 per share (the "Common Stock"), of the Company, at an exercise price of $2.50 per share (the "Exercise Price") or in a cashless exchange for a reduced number of shares (the "Net Issuable Exchange") as provided below; provided that if no twenty (20) consecutive trading day period exists prior to the Expiration Date where the average closing price of the Common Stock during such period is greater than the Exercise Price then in effect, then the Expiration Date will be extended to February 19, 2002. Both the Exercise Price and number of Shares are subject to possible adjustment as provided below.

         This Warrant is subject to the following terms, provisions and conditions:

         1. Exercise of Warrant.

         (a) Subject to subsection 1(b) below, the Holder may exercise this Warrant in whole at any time through the Expiration Date or in part from time to time through the Expiration Date, but only in such multiples as are required to permit the issuance by the Company of one or more full shares of Common Stock, by surrender of this Warrant with the Form of Subscription attached hereto duly executed, to the Company no later than 5:00 P.M., Houston, Texas local time on the Expiration Date, together with the payment of the Exercise Price for each of the Shares for which the Warrant is exercised. Payment for the Shares to be purchased upon exercise of this Warrant may be made by wire transfer of Fed Funds or by the delivery of a certified or cashier's check payable to the Company for the aggregate Exercise Price of the Shares purchased; provided, however, that at the Holder's option, payment of the Exercise Price may be made by a Net Issuable Exchange pursuant to Section 11. In case of the exercise of this Warrant in part prior to the Expiration Date, the Company will deliver to the Holder a new Warrant of like tenor in the name of the Holder evidencing the right to purchase the number of shares as to which this Warrant has not been exercised.

         (b) The Warrant may not be exercised by the Holder unless, at the time of exercise, (i) there is either (A) a registration statement or prospectus covering the Common Stock, that is effective under (1) the Act, and (2) the securities laws of the state of the address of record of such Holder, or (B) an exemption available from registration for the Warrant exercise and issuance of Common Stock in the opinion of counsel reasonably satisfactory to the Company provided by the Holder to the Company, and (ii) such exercise and issuance would otherwise be in compliance with applicable law in the opinion of such counsel provided to the Company. The Warrant may not be, directly or indirectly, transferred to, or exercised by, any person in any state where such transfer or exercise would violate any law, including securities laws, of such state. Legends as required by applicable federal and state laws may be placed on the certificates representing the Shares. The Holder and the Company agree to execute such documents and instruments as counsel for the Company reasonably deems necessary to effect compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws.

         (c) The exercise of the Warrant will be deemed to have been effected at 5:00 P.M., Houston, Texas local time on the day the Holder complies with the terms of subsection 1(a) above.

         2. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

         (a) Shares to be Fully Paid. All Shares will, upon issuance, be legally and validly issued, fully paid, and non-assessable and free from preemptive rights, all taxes, liens, and charges with respect to the issue thereof.

         (b) Reservation of Shares. During the period within which this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         (c) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, (i) the Company will not increase the par value of the shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock so receivable, the Company will take all such corporate action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Exercise Price upon the exercise of this Warrant.

         (d) Listing. If the issuance of any Shares required to be reserved for purposes of exercise of this Warrant requires listing on any national securities exchange, before such Shares may be issued upon exercise of this Warrant, the Company will, at its expense, use its commercially reasonable efforts to cause such Shares to be duly approved, or listed on the relevant national securities exchange, as the case may be, at such time, so that such Shares may be issued in accordance with the terms hereof.

         (e) Available Information. The Company will comply with the reporting requirements of Sections 13 and 15(d) of the Securities Act of 1934, as amended. The Company covenants that if it is not required to file such reports, it will, upon the request of the Holder, make publicly available such information, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell the shares underlying the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the request of Holder, the Company will deliver to Holder a written statement that it has complied with such requirements.

         (f) The Company shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issue and delivery of stock certificates issued pursuant to this Warrant, except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes which shall be payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the notice of exercise mentioned above.

         3. Stock Dividends Reclassifications, Reorganization, Anti-Dilution Provisions, Etc.


This Warrant is subject to the following further provisions:

         (a) Stock Dividends and Stock Splits. In case, after the Closing Date and prior to the expiration of this Warrant by exercise or by its terms, the Company issues any shares of its Common Stock as a stock dividend or distribution or divides the number of shares of Common Stock, then, in either of such cases, the Exercise Price per share of the Shares purchasable pursuant to this Warrant in effect at the time of such action will be proportionately reduced and the number of the Shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall combine such shares of its Common Stock into a smaller number of shares, then, and in such event, the Exercise Price per share of the Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased.

         (b) Certain Corporate Events. In case, after the Closing Date and prior to the expiration of this Warrant by exercise or by its terms, (i) the Company is recapitalized by reclassifying its outstanding Common Stock into stock with a different par value or by changing its outstanding Common Stock with par value to stock without par value, (ii) the Company or a successor entity consolidates or merges with or conveys all or substantially all of its or of any successor entity's property and assets to one or more, or any combination of, corporations, partnerships, limited liability companies, joint ventures or other entities (any such entity being included within the meaning of the term "successor entity" in the event of any consolidation or merger of any such entity with, or the sale of all or substantially all of the property of any such entity to, another entity or entities), or (iii) the Company or a successor entity dissolves, liquidates, or winds up its affairs, the Holder of this Warrant will thereafter receive, upon the terms and conditions and during the time specified in this Warrant, in lieu of the Shares theretofore purchasable upon the exercise of this Warrant, the kind and amount of shares of stock, other securities and or assets receivable upon such recapitalization or consolidation, merger, conveyance, dissolution, liquidation, or winding up by the Holder of the number of shares of Common Stock which the Holder of this Warrant might have purchased, immediately prior to such recapitalization or consolidation, merger, conveyance, dissolution, liquidation, or winding up after deduction or payment of the appropriate Exercise Price.

         (c) Issuance of Additional Shares of Common Stock. If the Company issues or sells any Common Stock without consideration or for consideration per share less than the Market Price (as defined below) of the Common Stock on the last trading day immediately preceding such issuance, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be adjusted to that price determined by multiplying the per share Exercise Price in effect immediately prior to such issuance or sale, by a fraction, (1) the numerator of which shall be (x) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (y) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued or sold would purchase at the then effective per share Market Price, on the last trading day immediately preceding such issuance or sale and (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (i) the product of (a) the number of shares issuable upon the exercise of this Warrant before such adjustment, and (b) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by
(ii) the new Exercise Price determined in accordance with the immediately preceding sentence.

         (d) Issuance of Warrants or Other Rights, Convertible Securities. If the Company issues any options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) or (b) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable) and the exercise or conversion price of such options, warrants, other rights or convertible or exchangeable securities is below the Market Price, then the per share Warrant Price shall be adjusted in the manner provided in Section 3(c) on the basis that:

         (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued upon the earlier of (A) the date on which the Company shall enter into a firm contract or commitment for the issuance of such options, warrants or other rights and (B) the actual time such options, warrants or rights are issued, and for a consideration equal to the consideration, if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby; and

         (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued upon the earlier of (A) the date on which the Company shall enter into a firm contract or commitment for the issuance of such convertible or exchangeable securities, or upon the options, warrants or rights to purchase such convertible or exchangeable securities and (B) the actual time such securities were issued or such options, warrants or rights were issued, and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

provided, however that no further adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant will be made for the actual issuance of Common Stock upon the exercise of an option, warrant or other right to acquire Common Stock pursuant to its terms or upon the conversion or exchange of a convertible or exchangeable security pursuant to its terms for which prior adjustment has been made; except that in the case of any subsequent change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange (but excluding changes resulting from the anti-dilution provisions thereof to the extent comparable to the anti-dilution provisions contained herein) the Exercise Price and the number of Shares issuable upon exercise of this Warrant as then in effect shall be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

         (e) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock
(i) of shares of any class other than its Common Stock or (ii) of evidence of indebtedness of the Company or any subsidiary or (iii) of assets (excluding ordinary cash dividends; and dividends or distributions referred to in Section 3(a)), or (iv) of rights or warrants (excluding those referred to in Section 3(d)), in each such case the Exercise Price in effect immediately prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per share on such record date, less (2) the fair market value (as reasonably determined by the Company's board of directors) of such shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (i) the product of (a) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (b) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (ii) the new Exercise Price determined in accordance with the immediately preceding sentence.

         (f) Certain Repurchases of Common Stock. In case the Company effects a pro rata repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such pro rata repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such pro rata repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its affiliates of the intent to effect such pro rata repurchase, minus (ii) the aggregate purchase price of the pro rata repurchase, and of which the denominator shall be the product of
(i) the number of shares of Common Stock outstanding immediately prior to such pro rata repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common stock on the trading day immediately preceding the first public announcement of such pro rata repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of its Warrant shall be increased to the number obtained by dividing (i) the product of (a) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (b) the Exercise Price in effect immediately prior to the pro rata repurchase giving rise to this adjustment by (ii) the new Exercise Price determined in accordance with the immediately preceding sentence.

         (g) Notwithstanding anything to the contrary herein, this Section 3 shall not apply to (i) any securities exercisable, convertible or exchangeable for Common Stock or any agreements to issue any of the foregoing that are currently outstanding prior to the date hereof, (ii) any issuance of Common Stock upon the exercise, conversion or exchange of any securities if the issuance of such security did not trigger an adjustment pursuant to this Section 3, or (iii) any issuance of Common Stock or any other securities exercisable, convertible or exchangeable therefor, if issued for consideration in whole or in part other than cash, where such consideration is deemed in good faith by the Board of Directors of Harken to be equal to the fair market value of the securities issued therefor.

         (h) For purposes of this Warrant, the "Market Price" of a share of the Common Stock as of a particular date shall mean, if the Common Stock is traded on a securities exchange or on the Nasdaq National Market or Nasdaq SmallCap Market, the closing price of the Common Stock on such exchange or on the Nasdaq National Market or Nasdaq SmallCap Market for the date in question. If at any time the Common Stock is not traded on an exchange or on the Nasdaq National Market or Nasdaq SmallCap Market or otherwise traded in the over-the-counter market, the Market Price shall be deemed to be the higher of (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of a date that is within 20 days of the date as of which the determination is to be made, or (ii) the fair market values thereof determined in good faith by any firm of independent public accountants or a nationally recognized independent investment banking firm selected by the Board of Directors of the Company.

         (i) Computation of Adjustments. Upon the occurrence of each event requiring an adjustment of the Exercise Price and/or of the number of Shares purchasable pursuant to this Warrant in accordance with, and as required by, the terms of this Section 3, the Company shall compute, or if requested by the Holder shall forthwith employ a firm of certified public accountants (who may be the regular accountants for the Company) who shall compute, the adjusted Exercise Price and the adjusted number of Shares purchasable at such adjusted Exercise Price by reason of such event in accordance with the provisions of this
Section 3 and shall prepare a certificate setting forth such adjusted Exercise Price and the adjusted number of Shares and showing in detail the facts upon which such conclusions are based, including a statement of the consideration received or to be received by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold and of the number of shares of Common Stock outstanding or deemed to be outstanding. All such calculations shall be to the nearest ten-thousandths and any adjusted Exercise Price shall be rounded to the nearest cent and any adjusted number of shares shall be rounded to the nearest whole share. The Company shall mail forthwith to the Holder of this Warrant a copy of such certificate, and thereafter said certificate shall be conclusive and shall be binding upon such Holder unless contested by such Holder by written notice to the Company within 10 days after receipt of the certificate by such Holder.

         (j)      In case:


         (i) of any classification, reclassification, or other reorganization of the capital stock of the Company, consolidation, or merger of the Company with or into another entity where the Company is not the surviving entity, or conveyance of all or substantially all of the assets of the Company;

         (ii) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

         (iii) of a proposal by the Company to take any action of the type described in this Section 3 (but only if the action of the type described in this Section 3 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Holder, in the manner which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action then, and in any such case, the Company shall mail to the Holder of this Warrant a brief statement of the event giving rise to such effect and a description thereof.

         4. Non-transferability. Except to an Accredited Investor or Qualified Institutional Buyer, as defined in the Securities Act, and in compliance with all applicable federal and state securities laws, this Warrant and any shares issued upon exercise thereof may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation, or other encumbrance of this Warrant and any shares issued upon exercise thereof contrary to the provisions hereof, and any execution, attachment, or similar process upon this Warrant, will be null, void, and of no effect.

         5. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder hereof to any voting rights or other rights whatsoever as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase the Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         6. Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion and provided that an affidavit of the Holder shall be deemed to be satisfactory evidence) of the ownership of and the loss, theft, destruction, or mutilation of this Warrant and (in the case of loss, theft, or destruction) of an indemnity from the Holder satisfactory to the Company (in the exercise of its reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company, at the Company's expense, will execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

         7. Register. The Company shall maintain, at its principal office located at 16285 Park Ten Place, Suite 600, Houston, Texas 77084 (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee as may be permitted under the terms of this Warrant and each prior owner of this Warrant.

         8. Exercise or Transfer Without Registration. Anything in this Warrant to the contrary notwithstanding if, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant shall not be registered under the Act and under applicable state securities laws, the Company may require, as a condition of allowing such exercise, or exchange, that (i) the Holder of this Warrant, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, or exchange may be made without registration under said Act and under applicable state securities laws and (ii) the Holder execute and deliver to the Company an investment letter in form and substance acceptable to the Company. The Holder of this Warrant, by taking and holding the same, hereby represents to the Company that such Holder is an "accredited investor" as defined under the Act and is acquiring this Warrant for investment and not with a view to the distribution thereof.

         9. Notices. All notices requests and other communications required or permitted to be given or delivered hereunder to the Holder of this Warrant or to the Holder of shares acquired upon exercise of this Warrant shall be in writing, and shall be personally delivered or shall be sent by first class mail, certified or registered mail, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered (including courier or express service), or shall be sent by first class mail, certified or registered mail, postage prepaid and addressed, to the office of the Company at 16285 Park Ten Place, Suite 600, Houston, Texas 77084, Attention: Corporate Secretary, or at such other address as shall have been furnished to the Holder of this Warrant or to the Holder of shares acquired upon exercise of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by telegram, facsimile or telex, but shall in such case be subsequently confirmed by a writing personally delivered or sent by first class mail or by certified or registered mail as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram, facsimile or telex) the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed, at the completion of the third full business day following the time of such mailing thereof to such address, as the case may be.

         10. Governing Law. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         11. Net Issuable Exchange.

         (a) In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right (the "Conversion Right") to convert this Warrant or any portion thereof into shares of Common Stock as provided in this Section 11 at any time or from time to time prior to the Expiration Date. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder, without payment by the Holder of any exercise price or any cash or consideration other than the surrender of the right to exercise this Warrant as to the Converted Warrant Shares, a number of shares of Common Stock determined by multiplying the number of Converted Warrant Shares by the following:

                              FMV - Exercise Price
                              ---------------------
                                       FMV

         FMV shall be determined using the Market Price as of the Conversion Date and Exercise Price shall be determined as of the close of business on the Conversion Date (as defined below).

         (b) The Conversion Right may be exercised by the Holder by surrendering this Warrant Certificate at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in subsection (a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant Certificate together with the aforesaid written statement or on such later date as is specified therein (the "Conversion Date"), but not later than the Expiration Date. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right and, in the case of a partial exercise, a new warrant certificate evidencing the shares remaining subject to this Warrant shall be issued as of the Conversion Date and shall be delivered to the Holder within 15 days following the Conversion Date.

         12. Optional Redemption. Notwithstanding anything to the contrary herein, within five (5) business days after the exercise of this Warrant by the holder in accordance with Section 1 above, the Company shall have the right to deliver to the holder in full satisfaction of all of its obligations pursuant to the Warrant, cash, in an amount equal to the product of the Market Price on the day of exercise and number of the Shares which would otherwise be delivered pursuant to such exercise.

         13. Miscellaneous.

         (a) Amendments. This Warrant or any provision hereof may not be changed, waived, or discharged, or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.

         (b) Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

         (d) Limitation of Liability. In no event shall any direct or indirect member, stockholder, officer, director, partner or other representative of Holder or any of its affiliates be personally liable for any obligation of Holder under this Agreement. In no event shall recourse with respect to the obligations under this Agreement of Holder be had to the assets or business of any person other than Holder.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on this 19th day of August, 1999.


                                            HARKEN ENERGY CORPORATION


                                            By:
                                               --------------------------------
         [Seal]                             Name:  Larry E. Cummings
                                            Title:  Vice President and Secretary

                              FORM OF SUBSCRIPTION



                                                          Dated:
                                                                ----------, ----

To:
   -------------------------------


         The undersigned, pursuant to the provisions set forth in the within Warrant Number ________ hereby agrees to purchase ______ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of $_______________. Please issue a certificate of certificates for such shares of Common Stock in the following name:


                           Name:
                                -------------------------------------

                           Address:
                                   ----------------------------------

                                   ----------------------------------


                           Signature:
                                     --------------------------------
                           Title of Signing Officer of Agent (if any):


         Note: The above signature should correspond exactly with the name on the face of the within Warrant or with the name of the assignee appearing in the assignment form.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said Holder covering the balance of the shares purchasable thereunder.